Other Operating Gains, Net	6 Months Ended
Jun. 30, 2023
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Other Operating Gains, Net
Note 6: Other Operating Gains, Net
Other operating gains, net, were $347 million and $364 million in the three and six months ended June 30, 2023, respectively. Both periods included a $347 million gain on the sale of a majority interest in the Company’s Elite business (see note 7). The six months ended June 30, 2023 also included a $23 million gain on the sale of a Canadian wholly-owned subsidiary to a company affiliated with The Woodbridge Company Limited (“Woodbridge”), the Company’s principal shareholder (see note 20). Other operating gains, net
, were not significant in either the three or six months ended June 30, 2022.